February, 2014

• The following discussion may contain statements that are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the outlook and prospects for American Media, Inc. • Forward looking statements are those which are not historical facts. These and other statements that relate to future results and events are based upon management’s current expectations and assumptions and are subject to risks and uncertainties which may cause our actual results in future periods to differ materially from those currently expected because of risks discussed in this presentation, our Quarterly Report on Form 10-Q for the Three and Nine Months Ended December 31, 2013 and the “Risk Factors” section of our Annual Report on Form 10-K for the Fiscal Year Ended March 31, 2013. Please consult these documents for a more complete understanding of these risks and uncertainties. Except as required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP and Other Financial Measures • This presentation contains disclosures of Adjusted EBITDA and Free Cash Flow, which are non-GAAP financial measures. Certain information required to be disclosed about these non-GAAP measures, including reconciliations with the most comparable GAAP measures is available in our Quarterly Reports on Form 10-Q for the Quarters ended June 30, September 30 and December 31, 2013 and 2012, which were filed with the SEC. Safe Harbor/Forward-Looking Statements

AMI is now a Major Player in Digital *January, 2014 Google 47mm Unique Visitors* 350mm Page Views* 11.3mm Social Followers

Total Digital Revenue Q1-Q3 FY14 Q1-Q3 FY14: $17.3 mm Q1-Q3 FY13: $8.8 mm +95%

Shape Unique Visitors: 7.3 mm + 3% YOY Page Views: 64.0 mm + 67% YOY January, 2014 (source: Google Analytics):

Men’s Fitness Unique Visitors: 8.0 mm + 152% YOY Page Views: 42.7 mm + 196% YOY January, 2014 (source: Google Analytics):

Radar Unique Visitors: 14.7 mm + 73% YOY Page Views: 140 mm + 72% YOY January, 2014 (source: Google Analytics):

Radar FY14 Full Year Revenue: $5.4 mm +72% YOY Cash Positive (first time in 5 Years)

Digital FY14 Estimate (includes Radar) Revenue $25.2 mm +102% YOY EBITDA $9.1 mm +380% YOY *Estimate * *

AMI Magazines Total Annual Circulation 158 million Total Annual Ad Pages 11,022

Publisher Print Advertising Performance Full Year 2013 versus PY Publisher Ad Pages Ad Pages B/W 2013 2012 1 American Media 11,022 10,616 +3.7% 2 Hearst 21,068 21,038 +0.1% 3 Time Inc. 21,520 21,747 -1.0% 4 Condé Nast 20,615 20,927 -1.5% 5 Meredith 9,527 9,418 -1.7% 6 Bonnier 12,909 14,906 -13.4% Other Publishers 53,268 57,430 -7.2% Industry 149,660 156,082 -4.1% Rank 1 American Media 1,0 +3.8 ustr 149,660 156,082 *Source: Publishers Information Bureau

Publisher Print Advertising Performance January, 2014 versus PY Publisher Ad Pages Ad Pages B/W Jan 2014 Jan 2013 1 American Media 861 826 +4.1% 2 Time Inc. 1,162 1,238 -6.2% 3 Meredith 272 306 -11.2% 4 Hearst 771 869 -11.3% 5 Bonnier 647 938 -31.0% 6 Condé Nast 644 1,099 -41.4% Other Publishers 2,719 2,826 -3.8% Industry 7,074 8,102 -12.7% Rank 1 American Media +4. I ustr 7,074 8,102 - .7 *Source: Publishers Information Bureau

Total Annual Circulation 126 million Total Annual Ad Pages 5,006 Celebrity Magazines

Opportunities for Celebrity Market IF People & US Weekly increased cover price from $3.99 to $4.99 EBITDA Impact: $10 million - $20 million $3.99 $4.99 $3.99 $4.99 $3.99 $4.99 $3.49 $4.49 $3.99 $4.99 $3.99 $4.99 $3.99 $4.99 Impact to AMI:

1.2 1.2 1.1 1.1 2.1 2.1 1.9 1.8 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 Q1 Q2 Q3 Q4 Celebrity Market Avg Weekly Newsstand Units (millions) AMI Competition Newsstand Print Optimization Plan Market: 3.3 Market: 3.3 Market: 3.0 Market: 2.9 FY14 Q1 FY14 Q2 FY14 Q3 FY14 Q4

National Enquirer Financial Results Key Metrics: Cover Price: $3.99 $3.99 Newsstand Units (000’s): 427 397 Rate Base (000’s): 550 550 Adv Pages: 738 812 Pockets (000’s): 264 263 Headcount: 32 27 Revenue per employee: $2.2 mm $2.4 mm Revenue ($ millions) EBITDA ($ millions) 68.9 65.6 41.1 40.1 0 10 20 30 40 50 60 70 80 FY13 FY14 *Estimate *

Globe Financial Results Key Metrics: Cover Price: $3.99 $3.99 Newsstand Units (000’s): 230 218 Rate Base (000’s): 250 250 Adv Pages: 614 661 Pockets (000’s): 175 183 Headcount: 21 18 Revenue per employee: $1.4 mm $1.6 mm Revenue ($ millions) EBITDA ($ millions) 30.0 28.2 17.7 17.3 0 5 10 15 20 25 30 35 FY13 FY14 *Estimate *

Star & OK! Ad Sales Strategy Title Ad Pages Ad Pages B/W 2013 2012 1,313 1,239 +6.0% 1,321 1,192 +10.8% AMI Celebrity Titles 2,634 2,431 +8.4% In Touch 736 630 +16.8% Life & Style 572 510 +12.2% People 3,183 3,156 +0.9% US Weekly 1,796 1,675 +7.2% Category Totals 8,921 8,402 +6.2% Source: Publishers Information Bureau Print Advertising Performance Full Year 2013 versus PY

Star Financial Results Key Metrics: Cover Price: $3.99 $3.99 Newsstand Units (000’s): 339 301 Rate Base (000’s): 800 800 Adv Pages: 1,087 1,348 Pockets (000’s): 263 262 Headcount: 35 35 Revenue per employee: $1.7 mm $1.6 mm Revenue ($ millions) EBITDA ($ millions) 59.0 54.4 21.6 19.1 0 10 20 30 40 50 60 70 FY13 FY14 *Estimate *

OK! Financial Results Key Metrics: Cover Price: $3.99 $3.99 Newsstand Units (000’s): 182 156 Rate Base (000’s): 500 500 Adv Pages: 1,075 1,319 Pockets (000’s): 175 164 Headcount: 37 36 Revenue per employee: $0.8 mm $0.7 mm Revenue ($ millions) EBITDA ($ millions) 29.6 27.8 6.8 6.9 0 5 10 15 20 25 30 35 FY13 FY14 *Estimate *

Soap Opera Digest Financial Results Key Metrics: Cover Price: $3.99 $3.99 Newsstand Units (000’s): 63 60 Rate Base (000’s): 150 150 Adv Pages: 250 297 Pockets (000’s): 149 136 Headcount: 14 12 Revenue per employee: $0.8 mm $0.9 mm Revenue ($ millions) EBITDA ($ millions) 11.3 11.4 3.6 4.9 0 2 4 6 8 10 12 FY13 FY14 *Estimate *

Total Annual Circulation 32 million Total Annual Ad Pages 6,016 Health & Fitness Magazines

Shape Print Advertising Performance Full Year 2013 versus PY Ad Pages Ad Pages B/W 2013 2012 1,000 899 +11.2% Self 853 905 -5.7% Fitness 760 804 -5.5% Women’s Health 800 625 +28.0% Category Totals 3,413 3,233 +5.6% *Source: Publishers Information Bureau

Shape 4th Quarter FY14 Ad Performance $10.6 mm +15% vs PY March, 2014 April, 2014January / February, 2014

Shape Statistics Average Newsstand Units CY2013 Shape: 201,000 +8% (Competition: -15%) FY14 Operating Results (FYE)* Revenue: $46.1 mm +17% YOY EBITDA: $9.1 mm +73% YOY 107 New Advertisers in FY14 (Categories: Beauty, Fashion, Food, Packaged Goods, Automotive & Technology ) *Estimate

Shape Statistics Average Newsstand Units CY2013 Shape: 201,000 +8% (Competition: -15%) FY14 Operating Results (FYE)* Revenue: $46.1 mm +17% YOY EBITDA: $9.1 mm +73% YOY 107 New Advertisers in FY14 (Categories: Beauty, Fashion, Food, Packaged Goods, Automotive & Technology ) *Estimate

Men’s Health & Fitness Category Print Advertising Performance Full Year 2013 versus PY Title Ad Pages Ad Pages B/W 2013 2012 799 627 +27.4% 2,294 2,283 +0.5% 1,304 1,270 +2.7% AMI MEN’S TITLES 4,397 4,180 +5.2% Men’s Health 903 720 +25.4% Men’s Journal 858 850 +0.9% Category Totals 6,158 5,750 +7.1% Source: Publishers Information Bureau

Men’s Fitness 4th Quarter FY14 Ad Performance $3.6 mm +45% vs PY March, 2014 April, 2014January / February, 2014

Men’s Fitness Statistics Average Newsstand Units CY2013 Men’s Fitness: 92,000 +11% (Competition: -17%) FY14 Operating Results (FYE)* Revenue: $17.5 mm +32% YOY EBITDA: $3.4 mm +223% YOY Magazine Industry Awards Ad Age A List Ad Week Hot List *Estimate

Men’s Fitness Books

Muscle & Fitness Statistics Avg Newsstand Units 2nd Half CY13 Muscle & Fitness: 68,000 +7% FY14 Operating Results (FYE)* Revenue: $19.1 mm +4% YOY EBITDA: $10.5 mm +12% YOY Digital Unique Visitors**: 4.9 mm +431% Page Views**: 26.3 mm +464% Facebook followers: 2.8 mm *Estimate **January, 2014 (source: Google Analytics):

Revenue: $340 mm - $350 mm EBITDA: $107 mm - $110 mm Fiscal 14 Financial Guidance

Financial Update Chris Polimeni, EVP / CFO

Q3 FY 2014 YTD Results Q3 2014 Q3 2013 Nine-Months Nine Months $ B/(W) Prior % B/W Prior Revenues: Circulation 147.5$ 163.9$ (16.4)$ -10.0% Advertising 84.2 76.4 7.8 10.2% Other revenue 23.9 22.1 1.8 8.1% Total Revenues 255.6$ 262.4$ (6.8)$ -2.6% Expenses: Production / Distribution 104.4$ 113.3$ 8.9$ 7.9% Circulation 10.3 11.1 0.8 7.2% Editorial 29.1 31.2 2.1 6.7% SG&A 65.3 61.5 (3.8) -6.2% Total Expenses 209.1$ 217.1$ 8.0$ 3.7% Bank EBITDA 70.4$ 70.5$ (0.1)$ -0.1% Margin 27.5% 26.9% 0.7% YTD Q3 FY 2014

Capital Structure Update Note: Pursuant to the Exchange Agreement, the cash interest savings will be used to repurchase 1st Lien Notes Amount Cash Interest Amount Cash Interest 1st Lien Notes (11.5% Cash) $ 365.0 $ 42.0 $ 365.0 $ 42.0 2nd Lien Notes (13.5% Cash) 104.9 14.2 10.6 1.4 2nd Lien PIK Notes (10% PIK) N/A N/A 94.3 - TOTAL DEBT $ 469.9 $ 56.1 $ 469.9 $ 43.4 Pre-Exchange Post-Exchange ANNUAL CASH INTEREST SAVINGS - $12.7 MILLION

AMI Liquidity – February 2014 Update Liquidity, as of February 19, 2013 (in millions) Cash Balance $ 3.0 Revolver Availability 7.7 Total Liquidity $10.7 Revolver Balance $28.0

Q&A

Appendix

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures Adjusted EBITDA, a measure we use to gauge our operating performance, is defined as net income (loss) attributable to the Company plus interest expense, provision (benefit) for income taxes, depreciation of property and equipment, amortization of intangible assets, deferred debt costs and deferred rack costs, provision for impairment of intangible assets and goodwill, adjusted for gains or costs related to closures, launching or re-launches of publications, restructuring costs and severance and certain other costs. We believe that the inclusion of Adjusted EBITDA is appropriate to evaluate our operating performance compared to our operating plans and/or prior years and to value prospective acquisitions. We also believe that Adjusted EBITDA is helpful in highlighting trends because Adjusted EBITDA excludes the impact of certain items that can differ significantly from company to company depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments. Management believes our investors use Adjusted EBITDA as a gauge to measure the performance of their investment in the Company. Management compensates for limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors and trends affecting our business than GAAP results alone. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to income from continuing operations as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow available for management’s discretionary use as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. The presentation of Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures Set forth below is a reconciliation of operating income to Adjusted EBITDA for National Enquirer, Globe, Star, OK, Soap Opera Digest, Shape, and Men’s Fitness: ($ in millions) National Enquirer Globe Star OK Soap Opera Digest Shape Men's Fitness Muscle & Fitness Operating Income 37.0$ 15.0$ 15.8$ 4.6$ 3.7$ 8.3$ 3.2$ 10.4$ Rack Amortization 3.1 2.3 3.3 2.3 1.2 0.8 0.2 0.1 Adjusted EBITDA 40.1$ 17.3$ 19.1$ 6.9$ 4.9$ 9.1$ 3.4$ 10.5$ FY 2014 ADJUSTED EBITDA ($ in millions) National Enquirer Globe Star OK Soap Opera Digest Operating Income 37.1$ 15.4$ 16.7$ 4.1$ 2.4$ Rack Amortization 3.3 2.1 3.7 2.4 1.2 Severance/Other Addbacks 0.7 0.2 1.2 0.3 - Adjusted EBITDA 41.1$ 17.7$ 21.6$ 6.8$ 3.6$ FY 2013 ADJUSTED EBITDA